AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
Certificate of Designation
of
American General Balanced Fund

The undersigned, being the Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Balanced Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.


May 6, 1998


/s/ NORI L. GABERT
----------------------------
Nori L. Gabert,
Assistant Secretary

AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
Certificate of Designation
of
American General Conservative Growth Lifestyle Fund

The undersigned, being the Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Conservative Growth Lifestyle Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.


May 6, 1998


/s/ NORI L. GABERT
----------------------------
Nori L. Gabert,
Assistant Secretary

AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
Certificate of Designation
of
American General Domestic Bond Fund

The undersigned, being the Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Domestic Bond Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.


May 6, 1998



/s/ NORI L. GABERT
----------------------------
Nori L. Gabert,
Assistant Secretary

AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
Certificate of Designation
of
American General Growth Lifestyle Fund

The undersigned, being the Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Growth Lifestyle Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.


May 6, 1998


/s/ NORI L. GABERT
----------------------------
Nori L. Gabert,
Assistant Secretary

AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
Certificate of Designation
of
American General International Growth Fund

The undersigned, being the Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General International Growth Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.


May 6, 1998


/s/ NORI L. GABERT
----------------------------
Nori L. Gabert,
Assistant Secretary

AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
Certificate of Designation
of
American General International Value Fund

The undersigned, being the Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General International Value Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.


May 6, 1998


/s/ NORI L. GABERT
----------------------------
Nori L. Gabert,
Assistant Secretary

AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
Certificate of Designation
of
American General Large Cap Growth Fund

The undersigned, being the Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Large Cap Growth Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.


May 6, 1998


/s/ NORI L. GABERT
----------------------------
Nori L. Gabert,
Assistant Secretary

AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
Certificate of Designation
of
American General Large Cap Value Fund

The undersigned, being the Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Large Cap Value Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.


May 6, 1998


/s/ NORI L. GABERT
----------------------------
Nori L. Gabert,
Assistant Secretary

AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
Certificate of Designation
of
American General Moderate Growth Lifestyle Fund

The undersigned, being the Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Moderate Growth Lifestyle Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.


May 6, 1998


/s/ NORI L. GABERT
----------------------------
Nori L. Gabert,
Assistant Secretary

AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
Certificate of Designation
of
American General Mid Cap Growth Fund

The undersigned, being the Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Mid Cap Growth Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.


May 6, 1998


/s/ NORI L. GABERT
----------------------------
Nori L. Gabert,
Assistant Secretary

AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
Certificate of Designation
of
American General Mid Cap Index Fund

The undersigned, being the Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Mid Cap Index Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.


May 6, 1998


/s/ NORI L. GABERT
----------------------------
Nori L. Gabert,
Assistant Secretary

AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
Certificate of Designation
of
American General Mid Cap Value Fund

The undersigned, being the Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Mid Cap Value Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.


May 6, 1998


/s/ NORI L. GABERT
----------------------------
Nori L. Gabert,
Assistant Secretary

AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
Certificate of Designation
of
American General Money Market Fund

The undersigned, being the Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Money Market Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.


May 6, 1998


/s/ NORI L. GABERT
----------------------------
Nori L. Gabert,
Assistant Secretary

AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
Certificate of Designation
of
American General S&P 500 Index Fund

The undersigned, being the Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General S&P 500 Index Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.


May 6, 1998

/s/ NORI L. GABERT
----------------------------
Nori L. Gabert,
Assistant Secretary

AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
Certificate of Designation
of
American General Small Cap Growth Fund

The undersigned, being the Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Small Cap Growth Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.


May 6, 1998


/s/ NORI L. GABERT
----------------------------
Nori L. Gabert,
Assistant Secretary

AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
Certificate of Designation
of
American General Small Cap Index Fund

The undersigned, being the Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Small Cap Index Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.


May 6, 1998


/s/ NORI L. GABERT
----------------------------
Nori L. Gabert,
Assistant Secretary

AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
Certificate of Designation
of
American General Small Cap Value Fund

The undersigned, being the Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Small Cap Value Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.


May 6, 1998


/s/ NORI L. GABERT
----------------------------
Nori L. Gabert,
Assistant Secretary

AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
Certificate of Designation
of
American General Socially Responsible Fund

The undersigned, being the Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Socially Responsible Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.


May 6, 1998


/s/ NORI L. GABERT
----------------------------
Nori L. Gabert,
Assistant Secretary

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
                           Certificate of Designation
                                       of
                         American General Core Bond Fund

The undersigned, being the Vice President and Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section
6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Core Bond Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.

August 26, 1998

/s/ NORI L. GABERT
--------------------
Nori L. Gabert,
Vice President and
Assistant Secretary

                 AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
                          Certificate of Designation
                                      of
                    American General High Yield Bond Fund

        The undersigned, being the Vice President and Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General High Yield Bond Fund (the "Fund") with the following rights, preferences and characteristics:

        1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

        2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall govern.

        3. Amendments etc. Subject to the provisions and limitations of
        Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

        4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.

        August 26, 1998

        /s/ NORI L. GABERT
        -------------------
        Nori L. Gabert,
        Vice President and
        Assistant Secretary

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
                           Certificate of Designation
                                       of
                      American General Strategic Bond Fund

The undersigned, being the Vice President and Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section
6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Strategic Bond Fund (the "Fund") with the following rights, preferences and characteristics:

1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

2. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall govern.

3. Amendments etc. Subject to the provisions and limitations of Section 9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

4. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.

August 26, 1998

/s/ NORI L. GABERT
------------------
Nori L. Gabert,
Vice President and
Assistant Secretary

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
                           Certificate of Termination
                                       of
                       American General Mid Cap Index Fund

The undersigned, being the Vice President and Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section
6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees, and upon the finding that no such Shares of this Fund are outstanding, does hereby terminate the American General Mid Cap Index Fund.

August 26, 1998

/s/ NORI L. GABERT
------------------
Nori L. Gabert,
Vice President and
Assistant Secretary

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
                           Certificate of Termination
                                       of
                       American General S&P 500 Index Fund

The undersigned, being the Vice President and Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section
6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees, and upon the finding that no such Shares of this Fund are outstanding, does hereby terminate the American General S&P 500 Index Fund.


August 26, 1998

/s/ NORI L. GABERT
------------------
Nori L. Gabert,
Vice President and
Assistant Secretary

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3
                           Certificate of Termination
                                       of
                      American General Small Cap Index Fund

The undersigned, being the Vice President and Assistant Secretary of American General Series Portfolio Company 3, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section
6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees, and upon the finding that no such Shares of this Fund are outstanding, does hereby terminate the American General Small Cap Index Fund.

August 26, 1998

/s/ NORI L. GABERT
------------------
Nori L. Gabert,
Vice President and
Assistant Secretary